UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 1, 2021

ISLEWORTH HEALTHCARE ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-40104	86-1216057
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

970 LAKE CARILLON DRIVE, FEATHER SOUND, SUITE 300

ST. PETERSBURG, FLORIDA 33716

(Address of principal executive offices and zip code)

(727) 245-0146

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value and one-half of one redeemable warrant	ISLEU	The NASDAQ Stock Market LLC
Common Stock, par value $0.0001 per share	ISLE	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	ISLEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01. Other Events.

On March 1, 2021, Isleworth Healthcare Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 18,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share, and one-half of one redeemable warrant of the Company (“Warrant”). Each Warrant entitles the holder thereof to purchase one share of common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $180,000,000. Simultaneously with the closing of the IPO, pursuant to certain Warrant Purchase Agreements, the Company completed the private sale of an aggregate of 5,600,000 warrants (the “Private Placement Warrants”) to Isleworth Healthcare Sponsor I, LLC and I-Bankers Securities, Inc. at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,600,000.

In connection with the IPO, the underwriters were granted a 30-day option from the date of the prospectus to purchase up to 2,700,000 additional units to cover over-allotment, if any. On March 2, 2021, the underwriters fully exercised the over-allotment option. The units were sold at an offering price of $10.00 per Unit, generating additional gross proceeds of $27,000,000 to the Company. Simultaneously with the closing of the over-allotment option, pursuant to certain Warrant Purchase Agreements, the Company completed the private sale of an aggregate of an additional 540,000 Private Placement Warrants to Isleworth Healthcare Sponsor I, LLC and I-Bankers Securities, Inc. at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $540,000.

A total of $207,000,000 of the proceeds from the IPO (including the full exercise of the over-allotment option) and the sale of the Private Placement Warrants were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of March 1, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the issuance of the Private Placement Warrants has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K, and a unaudited pro-forma balance sheet reflecting the exercise of the over-allotment option on March 2, 2021 is included as Exhibit 99.2 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet as of March 1, 2021
99.2	Pro-forma Balance Sheet dated March 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISLEWORTH HEALTHCARE ACQUISITION CORP.

By:	/s/ Dan Halvorson
Dan Halvorson
Chief Financial Officer

Dated: March 5, 2021

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